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                                                               EXHIBIT 10.30



                   SECOND AMENDMENT TO COMPENSATION AGREEMENT


         This Agreement, entered into and made effective as of February 14, 1997, by and between Enron Development Corp. ("EDC" or "Company"), a Delaware corporation having its headquarters at 1400 Smith Street, Houston, Texas 77002, Enron Global Power & Pipelines L.L.C. ("EPP"), a Delaware limited liability company, having its headquarters at 1400 Smith Street, Houston, Texas 77002, Enron International Inc. ("EI") and Rodney L. Gray ("Employee"), an individual residing in Houston, Texas, is an amendment to that certain Compensation Agreement between the parties entered into and made effective as of March 17, 1995, as amended on May 1, 1995 (the "Compensation Agreement").

         WHEREAS the parties desire to amend the Compensation Agreement to provide for assignment of the Compensation Agreement by Company to, and the assumption of the Compensation Agreement by EI;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:

         The Compensation Agreement is assigned by EDC to, and assumed by, EI. Any reference to the "Company" in the Compensation Agreement shall mean EI. Employee and EPP consent to such assignment and assumption, and release EDC from every obligation under the Compensation Agreement. EI assumes every obligation of EDC under the Compensation Agreement.

         This Agreement is an amendment to the Compensation Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Compensation Agreement shall remain in full force and effect and without any change or modification, except as provided herein.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

RODNEY L. GRAY                          ENRON INTERNATIONAL INC.


/s/ RODNEY L. GRAY                     /s/ JOSEPH W. SUTTON
-----------------------                ---------------------------------------
                                       Name: Joseph W. Sutton
                                       Title: President


ENRON DEVELOPMENT CORP.                ENRON GLOBAL POWER & PIPELINES L.L.C.



/s/ JOSEPH W. SUTTON                    /s/ K. WADE CLINE
-----------------------                ---------------------------------------
Name: Joseph W. Sutton                  Name: K. Wade Cline
Title: President & COO                  Title: Vice President, General Counsel
                                                 and Secretary